UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 11/09/2005

W&T Offshore, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-32414

Texas	72-1121985
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

8 Greenway Plaza, Suite 1330

Houston, TX 77046

(Address of principal executive offices, including zip code)

713.626.8525

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02. Results of Operations and Financial Condition

On November 10, 2005, W&T Offshore, Inc. (the “Company”) issued a press release announcing its results of operations for the third quarter ended September 30, 2005 and provided guidance for its results for the fourth quarter of 2005 and the year ending December 31, 2005. A copy of the press release, dated November 10, 2005, is furnished herewith as Exhibit 99.1.

This information is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless specifically incorporated by reference in a document filed under the Securities Act of 1933, as amended, or the Exchange Act. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by Item 2.02.

Item 9.01. Financial Statements and Exhibits

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W&T Offshore, Inc.

Date: November 09, 2005	By:	/s/ Stephen A. Landry
Stephen A. Landry
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	W&T Offshore Inc. Press Release 11-10-05